Long-Term Investments	12 Months Ended
Dec. 31, 2020
Longterm Investments [Abstract]
LONG-TERM INVESTMENTS

Note 17 – LONG-TERM INVESTMENTS

In February 2018, the Company acquired 5% equity interests in Liujiayi Pet Technology (Beijing) Co., Ltd. (“Liujiayi”) for a cash consideration of RMB500,000 (approximately $79,400). The investment was accounted for at cost, less impairment, plus or minus changes resulting from observable price changes in orderly transaction for identical or similar investments of the same issuer, if any, using the measurement alternative due to lack of readily determinable fair values, pursuant to ASC 321. In June 2020, the Company transferred its equity interests in Liujiayi to a creditor as partial repayment of short-term loan owed to the creditor. As a result, the Company is no longer a shareholder of Liujiayi.

In March 2018, the Company invested RMB1,000,000 (approximately $156,200) in Shandong Tide Food Co., Ltd. (“Shandong Tide”), a pet food production company that was newly established in 2018, representing 37% equity interests in Shandong Tide. The investment was accounted for as equity method in accordance with ASC 323. The Company recognized its proportionate share of Shandong Tide’s net loss in the amount of $0, $4,903 and $17,524, respectively, into the consolidation statements of operations and comprehensive loss for the years ended December 31, 2020, 2019 and 2018, respectively. In June 2020, the Company transferred its equity interests of Shandong Tide to a supplier as partial repayment of outstanding account payable owed to the supplier. As a result, the Company was no longer a shareholder of Shandong Tide.